UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21504

Advent/Claymore Enhanced Growth & Income Fund
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020
 (Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor, New York, NY 10020
 (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2014

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/LCM

. . .YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT/CLAYMORE

ENHANCED GROWTH & INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/lcm, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions, and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	April 30, 2014

Tracy V. Maitland
President and Chief Executive Officer

DEAR SHAREHOLDER

We thank you for your investment in the Advent/Claymore Enhanced Growth & Income Fund (the “Fund”). This report covers the Fund’s performance for the six months ended April 30, 2014.

Advent Capital Management, LLC (“Advent” or the “Investment Manager”) serves as the Fund’s investment manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of April 30, 2014, Advent managed approximately $8.3 billion in assets.

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the investment adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers, and up to 30% of its managed assets in non-convertible high-yield securities. Additionally, the Fund engages in a strategy of writing (selling) covered call options on a portion of the securities held in the Fund’s portfolio, thus generating option writing premiums.

Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. Appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income. The balance between convertible securities, equities and high-yield securities, and the degree to which the Fund engages in a covered call strategy, will vary from time to time based on security valuations, interest rates, equity market volatility and other economic and market factors.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2014, the Fund generated a total return based on market price of 3.87% and a total return of 2.32% based on NAV. As of April 30, 2014, the Fund’s market price of $10.00 represented a discount of 11.97% to NAV of $11.36. The Fund uses financial leverage to finance the purchase of additional securities, a strategy which contributed to performance for the period.

Past performance is not a guarantee of future results. The Fund’s NAV performance data reflects fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid a quarterly distribution of $0.210 in November 2013 and February 2014. The most recent dividend represents an annualized distribution rate of 8.40% based on the Fund’s market price on April 30, 2014. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	April 30, 2014

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 33 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Enhanced Growth & Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/lcm.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent/Claymore Enhanced Growth & Income Fund

May 31, 2014

4 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	April 30, 2014

Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland, Advent’s Founder, President and Chief Investment Officer. In the following interview, the management team discusses the equity, convertible securities and high-yield markets and the performance of the Fund during the six-month period ended April 30, 2014.

Please describe the Fund’s objectives and management strategies.

The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers, and up to 30% of its managed assets in non-convertible high-yield securities. Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. The Fund’s investments in convertibles and common stock provide capital appreciation potential, while the allocation to high-yield securities is primarily a source of income.

The Fund also uses a strategy of writing (selling) covered call options, but the percentage of positions to be written against can vary. As the percentage increases, the risks associated with covered call option writing also increase, and the Fund may also limit its ability to benefit from capital appreciation in holdings on which options have been written. In addition, the Fund may invest in other derivatives, such as foreign exchange currency contracts, futures contracts and swaps.

The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.

Please describe the economic and market environment over the last six months.

Securities markets around the globe continued to perform well in the six months ended April 30, 2014, as the optimal situation of recovering economic growth combined with continuously low interest rates to produce gains in most classes of bonds and equities in the period. The U.S. continued to lead the world economy with strong growth in 2013’s final quarter, and a weather-related dip in the 2014 first quarter was expected to give way to resumption of robust economic production. After a nearly year-long decline, risk-free bond prices even started rising again in 2014, helped by the economic dip and expectations that Federal Reserve monetary policy will not revert to any tightening until well into 2015. Corporate bond returns remained impressive given lower Treasury yields, tightening corporate credit spreads, and a robust issuance environment led by investors seeking yield again with the falling risk-free rates.

Risks remain abundant although their realization has not had a negative impact on markets in the aggregate over the past several years. Removal of central bank-generated liquidity in the U.S. is an ongoing issue, but has not had a negative impact on U.S. equity prices. In fact, tapering seems to have affected emerging market money flows more, although this segment is under 15% of the global convertible bond universe, much of it in Asian nations with strong nominal economic growth. Of note is the recent decline in small-cap U.S. stocks, which can be a harbinger of broader market underperformance, but actual economic data, particularly in the U.S., generally suggest little risk and, if anything, acceleration in figures such as employment and fixed investment. Corporate profit growth in particular seems to be on a steady pace of high-single-digit percent year-over-year growth, which has been accommodative of a rising multiple trend on Price/Earnings (“P/E”) figures as it occurs. There remains economic downside potential in Europe, where reported figures have remained sluggish and unemployment high, but promised monetary expansion by the European Central Bank (“ECB”) in the event of more substantial weakness would seem to provide market participants with some protection.

How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions.

For the six-month period ended April 30, 2014, the Fund generated a total return based on market price of 3.87% and a total return of 2.32% based on NAV. As of April 30, 2014, the Fund’s market price of $10.00 represented a discount of 11.97% to NAV of $11.36. As of October 31, 2013, the Fund’s market price of $10.03 represented a discount of 12.78% to NAV of $11.50.

Past performance is not a guarantee of future results. The Fund’s NAV performance data reflects fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. The Investment Manager believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders who continue to hold over that period.

Because the Fund’s return on NAV was above the cost of leverage for the six months ended April 30, 2014, leverage did benefit the Fund’s performance modestly.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2014

What was the impact of the Fund’s covered call strategy?

Generating premiums through the sale of call options against equity and selected convertible holdings remains a core strategy of the Fund. As was the case in the prior period, however, volatility and thus the level of premiums generated remained low in the marketplace, and the Investment Manager found it prudent to limit the premiums garnered from the buy-writes by selling options with higher strike prices. This had the effect of allowing greater appreciation of the underlying equities and raising the effective delta (a ratio comparing the change in price of an underlying asset to the change in the price of the option) of the equity subportfolio. Until more serious economic fears take hold, we expect volatility to remain near cycle lows of below 15 for the CBOE Volatility Index (VIX).

How did other market measures perform in this environment?

For the six-month period ended April 30, 2014, the S&P 500 Index returned 8.36%. Global equities were also solid, with the Morgan Stanley Capital International (“MSCI”) World Index returning 6.32%.

Bond indices also delivered positive returns during the six months ended April 30, 2014. The Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”) returned 1.74% for the period, while the return of the Bank of America Merrill Lynch High Yield Master II Index was 4.76%. The returns of the Bank of America Merrill Lynch All U.S. Convertibles Index and the Bank of America Merrill Lynch Global 300 Convertible Index were 8.22% and 5.17%, respectively.

The CBOE S&P 500 2% OTM BuyWrite Index (BXY) returned 8.90%.

Performance of equity covered calls rivaled equities and U.S. convertibles for the period, and outpaced high yield and the broader fixed income market, as represented by the comparative indices.

It is important to remember that the Fund’s mandate differs materially from each of these indices and that the Fund maintains leverage and incurs transaction costs, advisory fees and other expenses, while these indices do not.

Please discuss the Fund’s distributions.

The Fund paid a quarterly distribution of $0.210 in November 2013 and February 2014. The most recent distribution represents an annualized distribution rate of 8.40% based on the Fund’s market price on April 30, 2014. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

How was the Fund’s portfolio allocated among asset classes during the six months ended April 30, 2014, and what did this mean for performance?

The Fund is diversified globally among convertible securities, high-yield bonds and equities, but can reallocate assets, as appropriate.

As of October 31, 2013, 80.3% of the Fund’s total investments were in convertible securities, with 76.5% in convertible bonds and 3.8% in convertible preferreds. Equity positions represented 17.6% and high-yield bonds 1.6% of total investments. The rest was in cash and other investments.

As of April 30, 2014, 67.7% of the Fund’s total investments were in convertible securities, with 64.5% in convertible bonds and 3.2% in convertible preferreds. Equity positions represented 22.0% and high-yield bonds 9.0% of total investments. The rest was in cash and other investments.

The Fund lowered its sizable weighting in convertibles in favor of high-yield non-convertible debt, as the convertible market richened noticeably in the period, helped by limited supply particularly in the investment-grade segment. We felt the method of realizing compressing corporate credit spreads, an expectation we had due to the strong economy and still very strong issuance market in high-yield, was to invest more in high-yield bonds. Lower coupons in convertible debt also led us into more equities of the same issuers for higher dividend yields and better relative value.

International investments were 24% of the Fund’s long-term investments at April 2014. The Fund has generally had a higher-than-historical allocation to foreign securities, seeing more opportunities in global markets with more upside in economic growth and P/E ratios than in the U.S. The Fund’s weighting in Japan remains sizable at 8% of assets, and we believe the imposition of further monetary easing there will help asset prices.

Which investment decisions had the greatest effect on the Fund’s performance?

Among top-performing issues were convertible bonds of Intermune (1.8% of long-term investments at period end), which spiked in February after test data for its pulmonary fibrosis drug pirfenidone showed good results and may become the first drug approved to treat the disease. The selection of Intermune reflects the Fund’s competitive advantage in research resources in the biotechnology and ethical drugs industry.

Convertible bonds of Micron Technology (1.1% of long-term investments at period end) were another large contributor to return. The company continued a run that has lasted over several quarters, as profits continue to ramp with the integration of the cut-rate acquisition Elpida Memory in Japan, and with recovering PC demand helping consumption of Micron’s core DRAM memory chips.

Stock of U.S. cable company Time Warner Cable (not held at period end) was another large contributor to return, as it became an acquisition target by the larger Comcast. The Fund benefitted from investing in the theme of consolidation in media and telecommunications with purchase of Time Warner stock.

6 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2014

Holdings that detracted from the Fund’s performance included convertible bonds of Russian Internet services provider Yandex (0.7% of long-term investments at period end), which declined as part of the geopolitical fears related to Ukraine. However, the company also had margin challenges on traffic acquisition costs to offset strong revenues. The Fund holds a convertible bond below par with significant stock volatility and so feels the upside/downside is favorable.

Another detractor from performance was stock of General Motors (0.8% of long-term investments at period end), which fell following a strong 2013 after the company became ensnared in an ignition recall controversy whose charges are hurting earnings as well as perception that the North American automotive cycle is at risk of hitting a peak soon.

Another detractor was convertible bonds of Exelixis (0.8% of long-term investments at period end), which fell after the company’s prostate cancer drug cabozantinib had its trial extended and thus far has failed to extend its market from the current use for thyroid cancer. We believe the drug will eventually be approved for prostrate treatment. We also believe the security’s status as another below-par bond with an attractive coupon will put a floor on price trading near-term, with intermediate-term stock upside.

How is the Fund positioned for a world of rising interest rates?

Convertible bonds remain by far the largest security type the Fund invests in, and the Investment Manager believes the asset class performs well in an environment of rising rates because the duration of convertible bonds tends to be lower than that of the Treasury, municipal, or investment grade corporate bond classes, and because the equity component of the bonds performs well, particularly where the rising rates are being caused by a healthy and growing economy. Within the convertible and high-yield share classes, the Fund has been recently positioned to have duration below that of market indices to limit the risk of loss with higher interest rates.

Do you anticipate any changes or updates to the implementation of the Fund’s strategy?

The Fund will continue to pursue its investment objective to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation by investing at least 70% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers, and up to 30% of its managed assets in non-convertible high-yield securities and utilizing a strategy of writing (selling) covered call options. However, in order to seek to enhance shareholder value, Advent intends to implement certain changes to the investment process by which the Fund’s investment strategy is implemented. Advent’s institutional strategies, which invest in the same asset classes as the Fund, have provided superior performance relative to applicable benchmarks. Accordingly, Advent intends to reallocate the Fund’s portfolio over time to establish a core portfolio of convertible bonds that will be managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Global Balanced Convertible Strategy. Advent’s Global Balanced Convertible Strategy seeks a high total return by investing in a portfolio of global convertible securities that provide equity-like returns while seeking to limit downside risk. This core portfolio will be supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy. Advent’s High Yield Strategy seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities. Advent will use a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities and equities. This portion of the Fund’s portfolio will incorporate leverage and operate as an asset allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.

Do you have any other comments about the markets and the Fund?

After banner equity returns in 2013 and the slow start to U.S. and European economic growth in 2014, few market participants expect robust double-digit returns in either bonds or stocks for the near future, and the Fund is positioned accordingly, with a greater emphasis on less-risky, dividend-paying equities and high-yield bonds where corporate spreads seem to be among the few opportunities for return enhancement over the near-term. Both of these asset classes would seem to benefit from falling risk-free rates which is a more visible near-term theme as of this writing.

European and Asian rates are also falling as the market digests both sluggish continental Europe and emerging market economic growth and the likelihood of central bank action at the ECB and Bank of Japan to do more formal quantitative easing. Both of these are broadly positive for many asset classes, especially the core convertible bond area, and it is up to the Investment Manager to evaluate the best opportunities for the Fund through its research and security trading expertise.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2014

Index Definitions

Indices are unmanaged, do not use leverage, and do not experience fees, expenses or transaction costs and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Bank of America Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

Bank of America Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.

The Barclays U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The CBOE S&P 500 2% OTM BuyWrite Index (BXY) uses the same methodology as the widely accepted CBOE S&P 500 BuyWrite Index (BXM), but the BXY Index is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The BXY strategy diversifies the buy-write opportunities currently provided by the BXM. The BXY Index yields lower monthly premiums in return for a greater participation in the upside moves of the S&P 500.

VIX is the ticker symbol for the Chicago Board Options Exchange Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

LCM Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Please see guggenheiminvestments.com/lcm for a detailed discussion of the Fund’s risks and considerations.

8 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	April 30, 2014

Fund Statistics
Share Price		$10.00
Common Share Net Asset Value		$11.36
Premium/Discount to NAV		-11.97%
Net Assets ($000)		$154,523

Total Returns
(Inception 1/31/05)	Market	NAV
Six Month	3.87%	2.32%
One Year	8.54%	8.93%
Three Year - average annual	2.28%	3.51%
Five Year - average annual	13.37%	10.66%
Since Inception – average annual	1.93%	2.92%

		% of Long-Term
Top Ten Industries		Investments
Biotechnology		12.7%
Internet		9.1%
Telecommunications		8.1%
Software		7.0%
Oil & Gas		6.2%
Banks		4.9%
Insurance		4.5%
Semiconductors		4.4%
Media		3.8%
Pharmaceuticals		3.7%

		% of Long-Term
Top Ten Issuers		Investments
Chesapeake Energy Corp.		2.7%
Prospect Capital Corp.		2.5%
Yahoo! Inc.		2.4%
Ciena Corp		2.2%
Glencore Finance Europe		2.1%
Biomarin Pharmaceutical		2.1%
Citrix Systems Inc		2.1%
Clearwire Communications LLC / Clearwire Finance, Inc.		2.0%
Ctrip.com Inter LTD		1.9%
Equinix INC		1.8%

Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions. NAV performance data reflects fees and expenses of the Fund. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com/lcm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

% of Long-Term
Country Breakdown	Investments
United States	76.0%
Japan	8.3%
Cayman Islands	5.8%
France	2.9%
Luxembourg	2.6%
Hungary	1.1%
Switzerland	0.7%
Finland	0.7%
Netherlands	0.7%
Great Britain	0.5%
Austria	0.5%
Panama	0.2%
Subject to change daily.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 9

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 132.9%
	Convertible Bonds – 86.8%
	Auto Manufacturers – 0.9%
1,302,000	Navistar International Corp.(a)	CCC–	4.500%	10/15/2018	N/A	$ 1,316,648
	Auto Parts & Equipment – 1.0%
1,027,000	Meritor, Inc.	B–	7.875%	03/01/2026	12/01/20 @ 100	1,568,101
	Biotechnology – 13.6%
4,214,000	BioMarin Pharmaceutical, Inc.(g)	NR	1.500%	10/15/2020	N/A	4,361,490
2,749,000	Cubist Pharmaceuticals, Inc.(a) (g)	NR	1.125%	09/01/2018	N/A	3,139,014
1,827,000	Exelixis, Inc.(g)	NR	4.250%	08/15/2019	N/A	1,655,719
407,000	Gilead Sciences, Inc., Series D(f) (g)	A–	1.625%	05/01/2016	N/A	1,405,169
1,849,000	Illumina, Inc.(a)	NR	0.250%	03/15/2016	N/A	3,144,465
810,000	Incyte Corp. Ltd.(a)	NR	0.375%	11/15/2018	N/A	989,719
1,419,000	InterMune, Inc.(g)	NR	2.500%	12/15/2017	N/A	3,598,052
1,165,000	Medivation, Inc.(g)	NR	2.625%	04/01/2017	N/A	1,603,331
1,000,000	Theravance, Inc.(g)	NR	2.125%	01/15/2023	N/A	1,176,250
						21,073,209
	Diversified Financial Services – 1.8%
EUR 1,500,000	Magyar Nemzeti Vagyonkezelo Zrt, Series RICH (Hungary)	Ba1	3.375%	04/02/2019	N/A	2,158,753
663,000	Walter Investment Management Corp.	NR	4.500%	11/01/2019	N/A	618,247
						2,777,000
	Electrical Components & Equipment – 1.5%
JPY 200,000,000	Nidec Corp. (Japan)(b)	NR	0.000%	09/18/2015	N/A	2,344,591
	Electronics – 0.6%
930,000	Fluidigm Corp.	NR	2.750%	02/01/2034	02/06/21 @ 100	988,706
	Gas – 0.6%
750,000	ENN Energy Holdings Ltd. (Cayman Islands)(b)	NR	0.000%	02/26/2018	N/A	937,313
	Hand & Machine Tools – 0.7%
JPY 90,000,000	OSG Corp. (Japan)(b)	NR	0.000%	04/04/2022	N/A	1,055,727
	Health Care Products – 3.3%
2,024,000	HeartWare International, Inc.(g)	NR	3.500%	12/15/2017	N/A	2,349,105
1,068,000	Volcano Corp.(g)	NR	1.750%	12/01/2017	N/A	1,029,285
1,408,000	Wright Medical Group, Inc.(g)	NR	2.000%	08/15/2017	N/A	1,759,120
						5,137,510
	Home Builders – 3.0%
1,513,000	Lennar Corp.(a) (g)	BB–	3.250%	11/15/2021	11/20/16 @ 100	2,630,729
1,436,000	Ryland Group, Inc.(g)	BB–	1.625%	05/15/2018	N/A	1,985,270
						4,615,999
	Home Furnishings – 1.8%
JPY 100,000,000	Sony Corp. (Japan)(b)	NR	0.000%	11/30/2017	N/A	1,846,304
EUR 600,000	Steinhoff Finance Holding GmbH, Series SHF (Austria)	NR	4.000%	01/30/2021	N/A	976,257
						2,822,561
	Household Products & Housewares – 2.1%
HKD 12,000,000	Biostime International Holdings Ltd. (Cayman Islands)(b)	NR	0.000%	02/20/2019	N/A	1,521,404
1,740,000	Jarden Corp.(a) (g)	BB–	1.125%	03/15/2034	N/A	1,741,088
						3,262,492

See notes to financial statements.

10 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Insurance – 3.1%
2,270,000	Radian Group, Inc.(g)	B–	3.000%	11/15/2017	N/A	$ 3,207,794
CHF 1,150,000	Swiss Life Holding AG, Series SLHN (Switzerland)(b)	BBB	0.000%	12/02/2020	N/A	1,528,849
						4,736,643
	Internet – 10.8%
4,067,000	Ctrip.com International Ltd. (Cayman Islands)(a) (g)	NR	1.250%	10/15/2018	N/A	4,003,453
2,214,000	Equinix, Inc.(g)	B+	3.000%	10/15/2014	N/A	3,643,414
1,984,000	HomeAway, Inc.(a) (g)	NR	0.125%	04/01/2019	N/A	1,913,320
707,000	Priceline Group, Inc.(a)	BBB	0.350%	06/15/2020	N/A	842,214
1,204,000	SINA Corp. (Cayman Islands)(a)	NR	1.000%	12/01/2018	N/A	1,096,392
820,000	Vipshop Holdings Ltd. (Cayman Islands)	NR	1.500%	03/15/2019	N/A	827,175
2,784,000	Yahoo!, Inc.(a) (b) (f) (g)	BB+	0.000%	12/01/2018	N/A	2,862,300
1,700,000	Yandex NV (Netherlands)(a)	NR	1.125%	12/15/2018	N/A	1,486,438
						16,674,706
	Investment Companies – 3.3%
5,123,000	Prospect Capital Corp.(a) (g)	BBB	4.750%	04/15/2020	N/A	5,135,808
	Iron & Steel – 1.0%
1,500,000	Allegheny Technologies, Inc.	BBB–	4.250%	06/01/2014	N/A	1,530,000
	Leisure Time – 0.5%
615,000	Callaway Golf Co.	NR	3.750%	08/15/2019	08/15/15 @ 100	775,284
	Lodging – 1.0%
1,025,000	MGM Resorts International	B+	4.250%	04/15/2015	N/A	1,465,109
	Machinery-Diversified – 2.9%
1,410,000	Chart Industries, Inc.(g)	BB–	2.000%	08/01/2018	N/A	1,741,350
JPY 200,000,000	Ebara Corp., Series 6 (Japan)(b)	NR	0.000%	03/19/2018	N/A	2,678,512
						4,419,862
	Media – 1.3%
1,028,000	Liberty Interactive, LLC	BB	0.750%	03/30/2043	04/05/23 @ 100	1,335,115
654,000	Liberty Interactive, LLC(a) (g)	BB	1.000%	09/30/2043	10/05/16 @ 100	687,517
						2,022,632
	Mining – 2.8%
4,000,000	Glencore Finance Europe SA (Luxembourg)	BBB	5.000%	12/31/2014	N/A	4,388,000
	Miscellaneous Manufacturing – 1.0%
JPY 155,000,000	Nikkiso Co. Ltd. (Japan)(b)	NR	0.000%	08/02/2018	N/A	1,597,797
	Oil & Gas – 2.4%
2,791,000	Chesapeake Energy Corp.(g)	BB–	2.250%	12/15/2038	12/15/18 @ 100	2,651,450
1,150,000	Cobalt International Energy, Inc.(g)	NR	2.625%	12/01/2019	N/A	1,081,719
						3,733,169
	Oil & Gas Services – 0.9%
1,213,000	Hornbeck Offshore Services, Inc.(g)	BB–	1.500%	09/01/2019	N/A	1,384,336
	Pharmaceuticals – 3.1%
1,924,000	Array BioPharma, Inc.	NR	3.000%	06/01/2020	N/A	1,813,370
1,021,000	Auxilium Pharmaceuticals, Inc.(g)	NR	1.500%	07/15/2018	N/A	1,216,266
1,034,000	Herbalife Ltd. (Cayman Islands)(a) (c) (f) (g)	NR	2.000%	08/15/2019	N/A	919,619
887,000	Orexigen Therapeutics, Inc.(a)	NR	2.750%	12/01/2020	N/A	910,284
						4,859,539

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Real Estate – 1.1%
1,626,000	Forest City Enterprises, Inc.(a) (g)	BB–	3.625%	08/15/2020	08/15/18 @ 100	$ 1,687,991
	Real Estate Investment Trusts – 2.2%
3,255,000	American Realty Capital Properties, Inc.(f) (g)	NR	3.000%	08/01/2018	N/A	3,372,994
	Semiconductors – 3.4%
HKD 12,000,000	ASM Pacific Technology Ltd. (Cayman Islands)	NR	2.000%	03/28/2019	N/A	1,715,369
2,036,000	Micron Technology, Inc., Series G(g)	BB–	3.000%	11/15/2043	11/20/18 @ 83	2,359,215
1,024,000	NVIDIA Corp.(a)	BB+	1.000%	12/01/2018	N/A	1,158,400
						5,232,984
	Software – 7.0%
1,124,000	Allscripts Healthcare Solutions, Inc.(a) (g)	NR	1.250%	07/01/2020	N/A	1,259,583
4,311,000	Citrix Systems, Inc.(a)	NR	0.500%	04/15/2019	N/A	4,311,000
1,643,000	Cornerstone OnDemand, Inc.(a)	NR	1.500%	07/01/2018	N/A	1,707,693
HKD 8,000,000	Kingsoft Corp. Ltd. (Cayman Islands)	NR	1.250%	04/11/2019	N/A	977,008
1,427,000	Nuance Communications, Inc.(g)	BB–	2.750%	08/15/2027	08/20/14 @ 100	1,496,566
1,029,000	ServiceNow, Inc.(a) (b) (f)	NR	0.000%	11/01/2018	N/A	1,035,431
						10,787,281
	Telecommunications – 8.1%
EUR 487,626	Alcatel-Lucent, Series ALU (France)	CCC+	4.250%	07/01/2018	N/A	2,309,617
1,439,000	Ciena Corp.(a) (g)	NR	4.000%	03/15/2015	N/A	1,668,341
2,849,000	Ciena Corp.	B	0.875%	06/15/2017	N/A	2,824,071
3,606,000	Clearwire Communications, LLC / Clearwire Finance, Inc.(a) (g)	Ba1	8.250%	12/01/2040	12/01/17 @ 100	4,196,482
EUR 500,000	Nokia OYJ, Series REGS (Finland)	B+	5.000%	10/26/2017	N/A	1,526,660
						12,525,171
	Total Convertible Bonds – 86.8%
	(Cost $134,382,807)					134,229,163
	Corporate Bonds – 12.1%
	Banks – 1.6%
2,312,000	Synovus Financial Corp.(g)	B+	5.125%	06/15/2017	N/A	2,444,940
	Commercial Services – 0.8%
1,140,000	Prospect Medical Holdings, Inc.(a) (g)	B–	8.375%	05/01/2019	05/01/15 @ 106	1,245,450
	Food – 0.5%
738,000	Simmons Foods, Inc.(a)	CCC	10.500%	11/01/2017	11/01/14 @ 105	800,730
	Media – 3.8%
2,069,000	Clear Channel Communications, Inc.(g)	CCC+	9.000%	12/15/2019	07/15/15 @ 105	2,213,830
3,553,000	Numericable Group SA (France)(a)	B+	4.875%	05/15/2019	05/15/16 @ 104	3,592,971
						5,806,801
	Miscellaneous Manufacturing – 0.6%
923,000	LSB Industries, Inc.(a) (g)	B+	7.750%	08/01/2019	08/01/16 @ 104	992,225
	Oil & Gas – 1.6%
500,000	Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp.(g)	CCC+	9.625%	10/15/2018	10/15/14 @ 105	532,500
1,842,000	Halcon Resources Corp.(g)	CCC+	8.875%	05/15/2021	11/15/16 @ 104	1,917,983
						2,450,483
	Oil & Gas Services – 0.3%
442,000	McDermott International, Inc. (Panama)(a)	BB	8.000%	05/01/2021	05/01/17 @ 104	447,525
	Packaging & Containers – 0.6%
909,000	Beverage Packaging Holdings Luxembourg II SA / Beverage
	Packaging Holdings II (Luxembourg)(a)	CCC+	5.625%	12/15/2016	12/15/15 @ 100	930,589

See notes to financial statements.

12 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Software – 2.3%
1,633,000	First Data Corp.(g)	B–	12.625%	01/15/2021	01/15/16 @ 113	$ 1,967,765
1,633,000	First Data Holdings, Inc.(a) (c)	NR	14.500%	09/24/2019	12/02/14 @ 104	1,581,969
						3,549,734
	Total Corporate Bonds – 12.1%
	(Cost $18,438,577)					18,668,477
Number
of Shares	Description					Value
	Convertible Preferred Stocks – 4.3%
	Hand & Machine Tools – 0.7%
8,220	Stanley Black & Decker, Inc.	Baa3	4.750%	11/17/2015		1,068,271
	Insurance – 1.2%
62,207	MetLife, Inc.(g)	BBB–	5.000%	10/08/2014		1,894,203
	Oil & Gas – 1.9%
2,432	Chesapeake Energy Corp.(a) (d) (g)	B–	5.750%	–		2,924,480
	Real Estate Investment Trusts – 0.5%
14,369	Weyerhaeuser Co., Series A	NR	6.375%	07/01/2016		804,521
	Total Convertible Preferred Stocks – 4.3%
	(Cost $6,527,435)					6,691,475
	Common Stocks – 29.5%
	Aerospace & Defense – 1.4%
349,895	IHI Corp. (Japan)					1,394,100
5,137	Lockheed Martin Corp.(f)					843,187
						2,237,287
	Auto Manufacturers – 1.1%
47,093	General Motors Co.(g)					1,623,767
	Banks – 4.9%
30,000	Citigroup, Inc.(f) (g)					1,437,300
20,000	JPMorgan Chase & Co.(f)					1,119,600
299,800	Mitsubishi UFJ Financial Group, Inc. (Japan)					1,590,715
914,600	Mizuho Financial Group, Inc. (Japan)					1,790,700
41,500	Sumitomo Mitsui Financial Group, Inc. (Japan)					1,638,468
						7,576,783
	Beverages – 0.5%
8,200	PepsiCo, Inc.					704,298
	Biotechnology – 3.2%
200,000	Agenus, Inc.(e)					566,000
100,000	Amarin Corp. PLC, ADR (Ireland)(e) (g)					162,000
14,000	Celgene Corp.(e) (f) (g)					2,058,140
145,000	Coronado Biosciences, Inc.(e) (g)					252,300
125,000	Halozyme Therapeutics, Inc.(e) (f) (g)					931,250
15,000	Vertex Pharmaceuticals, Inc.(e) (f)					1,015,500
						4,985,190
	Commercial Services – 0.3%
25,800	Park24 Co. Ltd. (Japan)					471,295
	Electric – 0.4%
10,300	Consolidated Edison, Inc.					597,709

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Number
of Shares	Description	Value
	Entertainment – 0.6%
17,936	Gaming and Leisure Properties, Inc., REIT (g)	$ 659,148
20,000	Penn National Gaming, Inc.(e) (g)	223,200
		882,348
	Insurance – 1.7%
50,000	American International Group, Inc.(c) (g)	2,656,500
	Internet – 1.3%
56,216	Yahoo!, Inc.(e) (g)	2,020,965
	Lodging – 1.3%
25,000	Las Vegas Sands Corp.(f) (g)	1,978,250
	Miscellaneous Manufacturing – 0.4%
23,900	Fujifilm Holdings Corp. (Japan)	617,680
	Oil & Gas – 2.3%
5,100	ConocoPhillips	379,872
20,500	Diamond Offshore Drilling, Inc.(f)	1,119,505
12,300	Occidental Petroleum Corp.	1,177,725
50,000	Par Petroleum Corp.(e)	935,000
		3,612,102
	Oil & Gas Services – 0.9%
35,349	Hornbeck Offshore Services, Inc.(e) (f)	1,464,509
	Pharmaceuticals – 1.8%
32,900	Bristol-Myers Squibb Co.(f)	1,647,961
12,000	Pharmacyclics, Inc.(e) (f) (g)	1,134,960
		2,782,921
	Real Estate Investment Trusts – 0.8%
82,025	NorthStar Realty Finance Corp.	1,314,041
	Retail – 1.5%
40,600	Aeropostale, Inc.(e) (g)	201,782
24,600	Lululemon Athletica, Inc. (Canada) (e) (f) (g)	1,129,878
10,500	Tiffany & Co.(f) (g)	918,645
		2,250,305
	Semiconductors – 2.5%
80,000	Teradyne, Inc.(f) (g)	1,413,600
30,800	Texas Instruments, Inc.(f)	1,413,412
20,600	Xilinx, Inc.	969,990
		3,797,002
	Telecommunications – 2.6%
51,300	Cisco Systems, Inc.(f)	1,185,543
25,400	Ixia(e)	315,468
30,900	T-Mobile US, Inc.(e) (f)	905,061
15,400	Verizon Communications, Inc.	719,642
21,478	Vodafone Group PLC, ADR (United Kingdom) (g)	815,305
		3,941,019

See notes to financial statements.

14 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Number
of Shares	Description	Value
	Total Common Stocks – 29.5%
	(Cost $49,846,980)	$ 45,513,971
	Warrants – 0.2%
200,000	Vringo, Inc., expiring 06/21/2015(e)	266,000
	(Cost $237,720)
	Total Long-Term Investments – 132.9%
	(Cost $209,433,519)	205,369,086

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Purchased (e)	Date	Price	Value
	Call Options Purchased – 0.6%
400	BioMarin Pharmaceutical Inc	May 2014	$65.00	$ 30,000
250	Cubist Pharmaceuticals Inc	June 2014	$75.00	75,000
500	Ctrip.com International Ltd	May 2014	$60.00	12,000
103	Ctrip.com International Ltd	June 2014	$60.00	10,042
1,000	General Electric Co	May 2014	$27.00	6,000
5,000	General Electric Co	May 2014	$27.50	5,000
2,000	Gilead Sciences Inc	May 2014	$77.50	534,000
500	Incyte Corp Ltd	May 2014	$55.00	47,500
1,000	Juniper Networks Inc	June 2014	$27.00	23,000
2,500	Juniper Networks Inc	June 2014	$28.00	26,250
650	ServiceNow Inc	June 2014	$60.00	39,000
1,028	SPDR S&P 500 ETF Trust	June 2014	$199.00	16,448
2,500	Symantec Corp	May 2014	$23.00	17,500
500	Teradyne Inc	May 2014	$20.00	1,000
200	Vertex Pharmaceuticals Inc	July 2014	$100.00	80,000
	(Cost $1,141,822)			922,740
	Put Options Purchased – 0.4%
61	Herbalife Ltd	May 2014	$50.00	549
2,000	Intel Corp	May 2014	$25.50	6,000
1,228	Powershares QQQ Trust Series 1	May 2014	$83.00	25,788
251	Powershares QQQ Trust Series 1	May 2014	$84.00	8,283
1,233	Powershares QQQ Trust Series 1	May 2014	$86.00	56,718
2,000	SanDisk Corp	May 2014	$70.00	14,000
512	SPDR S&P 500 ETF Trust	May 2014	$183.00	25,600
1,028	SPDR S&P 500 ETF Trust	June 2014	$182.00	178,872
2,000	Walter Energy Inc	June 2014	$5.00	46,000
3,980	Walter Energy Inc	June 2014	$6.00	183,080
	(Cost $1,324,233)			544,890
	Total Options Purchased – 1.0%
	(Cost $2,466,055)			1,467,630

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Description	Value
Total Investments – 133.9%
(Cost $211,899,574)	$ 206,836,716
Liabilities in excess of Other Assets – (1.6%)	(1,205,560)
Total Value of Options Written – (0.7%) (Premiums received $1,284,625)	(1,108,414)
Borrowings – (32.4% of Net Assets or 24.0% of Total Investments)	(50,000,000)
Net Assets – 100.0%	$ 154,522,742

ADR – American Depositary Receipt

AG – Stock Corporation

CHF – Swiss Franc

EUR – Euro

GmbH – Limited Liability

HKD – Hong Kong Dollar

JPY – Japanese Yen

LLC – Limited Liability Company

LP – Limited Partnership

N/A – Not Applicable

NV – Publicly Traded Company

OYJ – Public Traded Company

PLC – Public Limited Company

REIT – Real Estate Investment Trust

SA – Corporation

S&P – Standard & Poor’s

~	The principal amount is denominated in U.S. Dollars unless otherwise noted.

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call provision. There may be other call provisions at varying prices at later dates.

***	Amount is less than 0.1%

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, these securities amounted to $62,359,868, which represents 40.4% of net assets.

(b)	Zero coupon bond.

(c)	Security is a payment-in-kind bond.

(d)	Security is perpetual and, thus does not have a predetermined maturity date. (e) Non-income producing security.

(f)	All or a portion of this security represents cover for outstanding written options.

(g)
All or a portion of this security has been physically segregated in connection with the line of credit, written options or forward exchange currency contracts. As of April 30, 2014, the total amount segregated was $105,511,326.

See notes to financial statements.

16 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Contracts
(100 shares		Expiration	Exercise	Market
per contract)	Options Written (a)	Month	Price	Value
	Call Options Written
500	American International Group, Inc.	January 2015	$ 60.00	$ (77,500)
329	Bristol-Myers Squibb Co.	December 2014	55.00	(58,233)
140	Celgene Corp.	January 2015	190.00	(48,300)
513	Cisco Systems, Inc.	January 2015	25.00	(39,501)
300	Citigroup, Inc.	December 2014	57.50	(16,650)
205	Diamond Offshore Drilling, Inc.	December 2014	57.50	(51,455)
2,000	Gilead Sciences, Inc.	May 2014	82.50	(132,000)
1,000	Halozyme Therapeutics, Inc.	September 2014	15.00	(25,000)
103	Herbalife Ltd.	January 2015	70.00	(81,370)
200	JPMorgan Chase & Co.	September 2014	60.00	(18,400)
250	Las Vegas Sands Corp.	January 2015	90.00	(83,750)
51	Lockheed Martin Corp.	December 2014	175.00	(21,267)
246	Lululemon Athletica, Inc.	December 2014	57.50	(44,157)
120	Pharmacyclics, Inc.	May 2014	160.00	(3,000)
650	ServiceNow, Inc.	June 2014	65.00	(17,875)
1,028	SPDR S&P 500 ETF Trust	June 2014	194.00	(86,352)
800	Teradyne, Inc.	January 2015	25.00	(12,000)
308	Texas Instruments, Inc.	January 2015	50.00	(40,348)
105	Tiffany & Co.	January 2015	97.50	(33,862)
309	T-Mobile US, Inc.	November 2014	36.00	(29,664)
150	Vertex Pharmaceuticals, Inc.	July 2014	120.00	(21,750)
368	Yahoo!, Inc.	October 2014	40.00	(76,544)
				(1,018,978)
	Put Options Written
1,028	SPDR S&P 500 ETF Trust	June 2014	176.00	(89,436)
	Total Value of Options Written
	(Premiums received $1,284,625)			$ (1,108,414)
(a) Non-income producing security.

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 17

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2014

Assets
Investments, at value (cost $211,899,574)	$206,836,716
Cash & cash equivalents	542,191
Securities sold receivable	11,831,374
Interest receivable	1,179,808
Unrealized appreciation on forward exchange currency contracts	95,622
Dividends receivable	121,498
Tax reclaims receivable	7,713
Total assets	220,614,922
Liabilities
Borrowings	50,000,000
Payable for securities purchased	14,592,048
Options written, at value (premiums received of $1,284,625)	1,108,414
Investment management fee payable	85,646
Investment advisory fee payable	82,288
Unrealized depreciation on forward exchange currency contracts	12,478
Administrative fee payable	4,516
Trustees fee payable	6,073
Interest due on borrowings	4,060
Accrued expenses and other liabilities	196,657
Total liabilities	66,092,180
Net Assets	$154,522,742
Composition of Net Assets
Common stock, $0.001 par value per share; unlimited number of shares authorized,
13,603,025 shares issued and outstanding	$13,603
Additional paid-in capital	213,452,743
Accumulated net realized loss on investments, written options and foreign
currency transactions	(49,705,386)
Net unrealized depreciation on investments, written options and foreign
currency translation	(4,802,781)
Distributions in excess of net investment income	(4,435,437)
Net Assets	$154,522,742
Net Asset Value (based on 13,603,025 shares outstanding)	$11.36

See notes to financial statements.

18 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS For the six months ended April 30, 2014 (Unaudited)	April 30, 2014

Investment Income
Interest	$1,975,483
Dividends(net of foreign withholding taxes of $8,920)	1,321,692
Total income		$3,297,175
Expenses
Investment management fee	528,519
Investment advisory fee	507,793
Interest expense	298,230
Trustees’ fees and expenses	78,732
Professional fees	78,204
Fund accounting	31,695
Administration fee	28,165
Printing expense	26,167
Insurance	15,303
Custodian fee	14,624
NYSE listing fee	11,765
Transfer agent fee	9,051
Miscellaneous	1,542
Total expenses		1,629,790
Net investment income		1,667,385
Realized and Unrealized Gain (Loss) on Investments, Written Options and
Foreign Currency Transactions
Net realized gain (loss) on:
Investments		14,520,845
Written options		(490,577)
Foreign currency transactions		(3,511)
Change in net unrealized appreciation (depreciation) on:
Investments		(12,478,832)
Foreign currency translation		439,261
Written options		194,360
Net realized and unrealized gain on investments, written options and
foreign currency transactions		2,181,546
Net Increase in Net Assets Resulting from Operations		$3,848,931

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 19

STATEMENT OF CHANGES IN NET ASSETS	April 30, 2014

	For the
	Six Months Ended	For the
	April 30, 2014	Year Ended
	(unaudited)	October 31, 2013
Change in Net Assets Resulting from Operations
Net investment income	$1,667,385	$3,092,550
Net realized gain on investments, written options, swaps, and foreign
currency transactions	14,026,757	17,478,109
Net change in unrealized appreciation (depreciation) on investments,
written options, swaps and foreign currency translation	(11,845,211)	3,020,487
Net increase in net assets resulting from operations	3,848,931	23,591,146
Distributions
From and in excess of net investment income	(5,713,270)	(11,426,541)
Total increase (decrease) in net assets	(1,864,339)	12,164,605
Net Assets
Beginning of year	156,387,081	144,222,476
End of year (including distributions in excess of net investment income of
$(4,435,437) and $(389,552), respectively)	$154,522,742	$156,387,081

See notes to financial statements.

20 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS For the six months ended April 30, 2014 (Unaudited)	April 30, 2014

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 3,848,931
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized depreciation on investments	12,478,832
Net change in unrealized appreciation on written options	(194,360)
Net change in unrealized appreciation on foreign currency translation	(439,261)
Net realized gain on investments	(14,520,845)
Purchase of long-term investments	(345,373,544)
Proceeds from sale of long-term investments	344,709,240
Corporate actions and other payments	141,537
Net amortization/accretion of premium/discount	(7,432)
Net decrease in premiums received on written options	(447,238)
Increase in securities sold receivable	(4,605,687)
Increase in interest receivable	(232,995)
Increase in dividends receivable	(20,771)
Increase in tax reclaims receivable	(677)
Decrease in other assets	15,306
Decrease in interest due on borrowings	(62)
Increase in payable for securities purchased	10,222,812
Decrease in investment management fee payable	(3,774)
Decrease in investment advisory fee payable	(3,625)
Decrease in administrative fee payable	(189)
Increase in trustee fee payable	1,736
Decrease in accrued expenses and other liabilities	(72,910)
Net Cash Provided by Operating and Investing Activities	5,495,024
Cash Flows From Financing Activities:
Dividends paid to common shareholders	(5,713,270)
Net Cash Used by Financing Activities	(5,713,270)
Net decrease in cash	(218,246)
Cash at Beginning of Period	760,437
Cash at End of Period	$ 542,191
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$ 298,292

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 21

FINANCIAL HIGHLIGHTS	April 30, 2014

	For the
Per share operating performance	Six Months Ended		For the		For the		For the	For the		For the
for a common share outstanding	April 30, 2014		Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
throughout the period	(unaudited)		October 31, 2013		October 31, 2012		October 31, 2011	October 31, 2010		October 31, 2009
Net asset value, beginning of period	$11.50		$10.60		$10.63		$12.11	$11.72		$10.91
Income from investment operations
Net investment income (a)	0.12		0.23		0.41		0.42	0.40		0.39
Net realized and unrealized gain (loss) on investments, written options, swaps, and foreign currency transactions	0.16		1.51		0.45		(0.84)	1.05		1.56
Total from investment operations	0.28		1.74		0.86		(0.42)	1.45		1.95
Distributions to shareholders
From and in excess of net investment income	(0.42)		(0.84)		(0.86)		(0.47)	(1.06)		(0.67)
Return of capital	–		–		(0.03)		(0.59)	–		(0.47)
Total distributions to shareholders	(0.42)		(0.84)		(0.89)		(1.06)	(1.06)		(1.14)
Net asset value, end of period	$11.36		$11.50		$10.60		$10.63	$12.11		$11.72
Market value, end of period	$10.00		$10.03		$9.46		$9.73	$11.38		$10.48
Total investment return (b)
Net asset value	2.32%		17.10%		8.59%		-4.18%	13.14%		19.74%
Market value	3.87%		15.56%		6.78%		-6.27%	19.37%		34.17%
Ratios and supplemental data
Net assets, end of period (thousands)	$154,523		$156,387		$144,222		$144,533	$168,684		$159,370
Ratios to Average Net Assets:
Operating expenses	1.69	%(f)(g)	1.76	%(g)	1.82	%(g)	1.72%	1.71%		1.42%
Interest expense(c)	0.38	%(f)	0.42%		0.50%		0.39%	0.39	%(d)	N/A
Total expenses	2.07	%(f)(g)	2.18	%(g)	2.32	%(g)	2.11%	2.10%		N/A
Net investment income	2.12	%(f)	2.05%		3.85%		3.54%	3.43%		3.68%
Portfolio turnover rate(d)	168%		321%		136%		121%	127%		236%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$50,000		$50,000		$50,000		$50,000	$50,000		N/A
Asset Coverage per $1,000 of indebtedness (e)	$4,090		$4,128		$3,884		$3,891	$4,293		N/A

N/A – Not Applicable

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns.Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Interest expense ratio relates to interest associated with borrowings.

(d)	Portfolio turnover is not annualized for periods of less than one year.

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

(f)	The ratio is annualized.

(g)
The expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.12% for the six months ended April 30, 2014, 0.03% for the year ended October 31, 2013 and 0.07% for the year ended October 31, 2012.

See notes to financial statements.

22 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2014

Note 1 – Organization:

Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) was organized as a Delaware statutory trust on January 30, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing its assets in dividend and interest paying equity securities, convertible securities and nonconvertible high-yield securities. Also, in pursuit of the Fund’s primary investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sales price or official closing price on the exchange where the security is principally traded. The swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees (“Trustees”). A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security.) There were no securities fair valued in accordance with such procedures established by the Trustees at April 30, 2014.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguished between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment spread; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

The Fund did not hold any Level 3 securities during the six months ended April 30, 2014.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2014:

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds	$–	$134,229	$–	$134,229
Convertible
Preferred Stocks:
Hand and Machine Tools	1,068	–	–	1,068
Insurance	1,894	–	–	1,894
Oil & Gas	–	2,924	–	2,924
Real Estate
Investment Trusts	805	–	–	805
Common Stocks	45,514	–	–	45,514
Corporate Bonds	–	18,669	–	18,669
Warrants	–	266	–	266
Options Purchased	1,468	–	–	1,468
Foreign Exchange
Currency Contracts	–	96	–	96
Total	$50,749	$156,184	$–	$206,933
Liabilities:
Options Written	$1,108	$–	$–	$1,108
Foreign Exchange
Currency Contracts	–	13	–	13
Total	$1,108	$13	$–	$1, 121

If not referenced in the table, please refer to the Portfolio of Investments for the breakdown of investment type by industry category.

During the six months ended April 30, 2014, there were no transfers between levels.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Cash and Cash Equivalents

The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

(d) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward exchange currency contracts and securities purchased on a when issued or delayed delivery basis.

At April 30, 2014, there was no restricted cash outstanding.

24 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

(e) Convertible Securities

The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(f ) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments and income and expenses denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations on the Fund’s Statement of Operations.

(g) Covered Call and Put Options

The Fund intends to pursue its primary objective by employing an option strategy of writing (selling) covered call options or put options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(h) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily by independent pricing services or dealers using the mid price and any unrealized gain or loss is included on the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and the ultimate termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the other party (“the Counterparty”) to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Upfront premiums paid and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

At April 30, 2014, there were no swap agreements outstanding.

(i) Forward Exchange Currency Contracts

The Fund entered into forward exchange currency contracts in order to hedge its exposure to the change in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(j) Futures Contracts

The Fund uses futures contracts to hedge against market and other risks in the Fund’s portfolio. A futures contract represents a commitment for the

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

future purchase or sale of an asset at a specified price on a specified date. Fluctuations in the value of open futures contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. There were no futures contracts outstanding at April 30, 2014.

(k) Term Loans

Term loans in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes. There were no term loans outstanding at April 30, 2014.

(l) Risks and Other Considerations

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks. Please see guggenheiminvestments.com/lcm for a detailed discussion of the Fund’s risks and other considerations.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income-producing securities including preferred stock and debt securities (collectively, “income securities”) are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security

26 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; and certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that counterparty fails to perform on agreements with the Fund such as swap and option contracts.

(m) Distributions to Shareholders

The Fund declares and pays quarterly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Advisory Agreement, Investment Management Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser” or “GFIA”) and the Fund, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Investment Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.49% of the average managed assets during such month. Managed assets means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding or otherwise attributable to the use of leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any).

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.51% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Investment Adviser, provides fund administration services to the Fund. As compensation for these services, RFS receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser or Investment Manager. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

At April 30, 2014, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options, forward exchange currency contracts and foreign currency translations are as follows:

Net Tax
Cost of			Net Tax	Unrealized
Investments	Gross Tax	Gross Tax	Unrealized	Appreciation
for Tax	Unrealized	Unrealized	Depreciation	on Derivatives and
Purposes	Appreciation	Depreciation	on Investments	Foreign Currency
$212,631,313	$6,879,858	$(12,674,455)	$(5,794,597)	$259,355

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income accrued for tax purposes on certain convertible securities.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

At October 31, 2013, (the most recent fiscal year end for federal income tax purposes) the components of accumulated earnings/(loss) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$ 0	$(62,818,735)

The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales and straddles.

At October 31, 2013 (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward of $62,818,735 available to offset possible future capital gains. Of the capital loss carryforward, $10,400,015 expires on October 31, 2016, and $52,418,720 expires on October 31, 2017. For the year ended October 31, 2013, the Fund utilized $17,546,046 of capital losses. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under circumstances, capital loss carryforwards available as of the report date may expire unused.

For the year ended October 31, 2013 (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid to shareholders as reflected on the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2013
Ordinary income	$11,426,541
Return of capital	–
$11,426,541

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the six months ended April 30, 2014, purchases and sales of investments, excluding written options and short-term securities, were $345,373,544 and $344,709,240, respectively.

Note 6 – Derivatives:

(a) Covered Call and Put Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the six months ended April 30, 2014. Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	9,158	$ 1,731,863
Options written during the period	68,062	6,461,110
Options expired during the period	(3,500)	(118,873)
Options closed during the period	(63,017)	(6,789,475)
Options outstanding, end of period	10,703	$ 1,284,625

(b) Forward Exchange Currency Contracts

A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions. Risk may arise from the potential inability of a Counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

28 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

At April 30, 2014, the following forward exchange currency contracts were outstanding:
						Net Unrealized
					Value at	Appreciation
Contracts to Sell		Counterparty	Settlement Date	Settlement Value	4/30/2014	(Depreciation)
CHF	1,300,000
for USD	1,486,232	The Bank of New York Mellon	6/19/14	$1,486,232	$1,477,110	$9,122
EUR	6,115,000
for USD	8,494,132	The Bank of New York Mellon	6/19/14	8,494,132	8,477,721	16,411
JPY	1,790,000,000
for USD	17,596,547	The Bank of New York Mellon	6/19/14	17,596,547	17,528,584	67,963
JPY	69,000,000
for USD	665,818	The Bank of New York Mellon	6/19/14	665,818	675,683	(9,865)
						$83,631

						Net Unrealized
					Value at	Appreciation
Contracts to Buy		Counterparty	Settlement Date	Settlement Value	4/30/2014	(Depreciation)
EUR	1,076,000
for USD	1,489,621	The Bank of New York Mellon	6/19/14	$1,489,621	$1,491,746	$2,125
JPY	136,000,000
for USD	1,334,393	The Bank of New York Mellon	6/19/14	1,334,393	1,331,781	(2,612)
						(487)
			Total unrealized appreciation on forward exchange currency contracts			$83,144

(c) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of April 30, 2014.

	Statement of Asset & Liabilities Presentation of Fair Values of Derivative Instruments:
	(amount in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for	Statement of Assets		Statement of Assets
as hedging instruments	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity risk	Investments, at value
	(options purchased)	$1,468	Options written, at value	$1,108
Foreign Exchange Risk	Unrealized appreciation on		Unrealized depreciation on
	forward exchange currency contracts	96	forward exchange currency contracts	13
Total		$1,564		$1,121

The following table presents the effect of Derivative Instruments on the Statement of Operations for the six months ended April 30, 2014:

Effect of Derivative Instruments on the Statement of Operations:
(amount in thousands)
Amount of Realized Gain/(Loss) on Derivatives
Derivatives not accounted for as hedging		Foreign Currency
instruments	Options	Transactions	Total
Equity risk	$(491)	$ –	$(491)
Foreign exchange risk	–	(4)	(4)
Total	$(491)	$(4)	$(495)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging		Foreign Currency
instruments	Options	Translation	Total
Equity risk	$194	$ –	$194
Foreign exchange risk	–	439	439
Total	$194	$439	$633

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

Derivative Volume
Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$1,361,628
Average Settlement Value Sold	$3,334,161
Ending Settlement Value Purchased	$2,824,014
Ending Settlement Value Sold	$28,242,730

At April 30, 2014, the Fund has a net asset position of $442,360 on derivative contracts and collateral posted is $107,000.

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 13,603,025 shares issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the six months ended April 30, 2014, or the year ended October 31, 2013.

Note 8 – Borrowings:

On December 30, 2009, the Fund entered into a $50,000,000 committed credit facility agreement whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.95%. An unused commitment fee of 0.85% is charged on the difference between the $50,000,000 credit agreement and the amount borrowed, which is included in Interest Expense on the Statement of Operations. As of April 30, 2014, there was $50,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the six months ended April 30, 2014 was $50,000,000 with a related average interest rate of 1.19%. The maximum amount outstanding during the period was $50,000,000. As of April 30, 2014, the total amount of securities segregated in connection with borrowings was $105,404,326.

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.

The committed credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Event:

On May 1, 2014, the Trustees declared a quarterly distribution of $0.2100 per common share. This distribution was payable on May 30, 2014, to shareholders of record on May 15, 2014.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the event disclosed above.

30 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	April 30, 2014

Federal Income Tax Information

In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Trustees

The Trustees of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Number of
Name, Address, Year			Funds in
of Birth and	Term of Office*		Fund Complex**
Position(s) Held	and Length	Principal Occupations During the Past Five Years and	Overseen	Other Directorships
with Registrant	of Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Daniel L. Black+	Since 2005	Managing Partner, the Wicks Group of Cos., LLC (2003-present).	3	Director, Bendon Publishing
Year of birth: 1960		Formerly, Managing Director and Co-head of the Merchant Banking		International (2012-present).
Trustee		Group at BNY Capital Markets, a division of BNY Mellon (1998-2003).		Director of Antenna International,
Inc. (2010-present). Director of
Bonded Services, Ltd. (2011-
present). Director of Penn Foster
Education Group, Inc. (2007-2009).
Randall C. Barnes++	Since 2005	Private Investor (2001-Present). Formerly, Senior Vice President and	86	None.
Year of birth: 1951		Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International
Trustee		(1991-1993) and Senior Vice President, Strategic Planning and New
Business Development of PepsiCo, Inc. (1987-1990).
Derek Medina+	Since 2004	Senior Vice President, Business Affairs at ABC News (2008-present).	3	Director, Young Scholar’s Institute
Year of birth: 1966		Vice President, Business Affairs and News Planning at ABC News		(2005-present); Director, Oliver
Trustee		(2003-2008). Formerly, Executive Director, Office of the President at		Scholars (2011-present).
ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen &
Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate	88	Director, Edward–Elmhurst
Year of birth: 1953		law, estate planning and business transactions (2000-present). Formerly,		Healthcare System (2012-present).
Trustee		Executive Vice President, General Counsel and Corporate Secretary of
Van Kampen Investments (1982-1999).
Gerald L. Seizert, CFA, CIC+	Since 2004	Chief Executive Officer of Seizert Capital Partners, LLC, where he	3	Director, Beaumont Hospital
Year of birth: 1952		directs the equity disciplines of the firm and serves as a manager of		(2012-present).
Trustee		the firm’s hedge fund, Prosper Long Short (2000-present). Formerly,
Co-Chief Executive (1998-1999) and a Managing Partner and Chief
Investment Officer-Equities of Munder Capital Management, LLC
(1995-1999). Former Vice President and Portfolio Manager of Loomis,
Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).
Michael A. Smart+	Since 2004	Managing Partner, Cordora,Smart, and Williams, LLC. (2003-Present).	3	Chairman, Board of Directors,
Year of birth: 1960		Formerly, Principal Advisor, First Atlantic Capital Ltd., (2001-2004).		Berkshire Blanket, Inc. (2006-
Trustee		Formerly, a Managing Director in Investment Banking-The Private		present); President and Chairman,
		Equity Group(1995-2001) and a Vice President in Investment Banking-		Board of Directors, Sqwincher
		Corporate Finance (1992-1995) at Merrill Lynch & Co. Founding		Holdings (2006-present); Board of
		Partner of The Carpediem Group, a private placement firm (1991-1992).		Directors, Sprint Industrial
		Former Associate at Dillon, Read and Co. (investment bank) (1988-1990).		Holdings (2007-present); Board of
Directors, National Association of
Investment Companies (“NAIC”)
(2010-present).

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 31

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2014

Number of
Name, Address, Year			Funds in
of Birth and	Term of Office*		Fund Complex**
Position(s) Held	and Length	Principal Occupations During the Past Five Years and	Overseen	Other Directorships
with Registrant	of Time Served	Other Affiliations	by Trustee	Held by Trustee
Interested Trustees:
Tracy V. Maitland+ø	Since 2004	President of Advent Capital Management, LLC, which he founded	3	None.
Year of birth: 1960		in June 2001. Prior to June 2001, President of Advent Capital Management,
Trustee, Chairman,		a division of Utendahl Capital.
President and Chief
Executive Officer

+ Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020

++ Address for all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.

* Each Trustee serves a three-year term concurrent with the class of Trustees for which he serves:

— Messrs. Smart and Black, as Class I Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.

— Messrs. Maitland and Nyberg, as a Class II Trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.

— Messrs. Seizert, Medina and Barnes, as Class III Trustees, are expected to stand for re-election at the Fund’s 2016 annual meeting of shareholders.

** As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC, and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

ø Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.

Principal Officers

The Principal Officers of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) Held with Registrant	Length of Time Served	Other Affiliations
Officers:
Robert White	Since 2005	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously, Vice President, Client Service
Year of birth: 1965		Manager, Goldman Sachs Prime Brokerage (1997-2005).
Treasurer and
Chief Financial Officer
Edward C. Delk	Since 2012	General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present). Formerly, Assistant
Year of birth: 1968		General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012). Associate General
Secretary and		Counsel, TIAA-CREF (2008-2009). Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).
Chief Compliance Officer
Douglas Teresko	Since 2013	Managing Director and Co-Portfolio Manager, Advent Capital Management, LLC (2011-present). Formerly, Portfolio
Year of Birth: 1971		Manager of Credit Suisse (2005-2011); Portfolio Manager of DKR Capital (2003-2005); Portfolio Manager, GDO Capital
Vice President and		2001-2003); Portfolio Manager of Citadel Investment Group (1999-2001).
Assistant Secretary

* Address for all Officers unless otherwise noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

32 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2014

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC, (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services, LLC, Attention: Shareholder Services Department, P.O. Box 30170, College Station, TX 77842-3170; Phone Number: (866) 488-3559.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 33

This Page Intentionally Left Blank.

FUND INFORMATION	April 30, 2014

Board of Trustees	Officers	Investment Manager	Transfer Agent
Randall C. Barnes	Tracy V. Maitland	Advent Capital	Computershare Shareowner
	President and Chief	Management, LLC	Services, LLC
Daniel L. Black	Executive Officer	New York, New York	Jersey City, New Jersey

Tracy V. Maitland*	Robert White	Investment Adviser	Legal Counsel
Chairman	Treasurer and Chief	Guggenheim Funds	Skadden, Arps, Slate,
	Financial Officer	Investment Adviser	Meagher & Flom LLP
Derek Medina		Chicago, Illinois	New York, New York
Edward C. Delk
Ronald A. Nyberg	Chief Compliance	Administrator	Independent Registered
	Officer and Secretary	Rydex Fund Services, LLC	Public Accounting Firm
Gerald L. Seizert		Rockville, Maryland	PricewaterhouseCoopers LLP
	Douglas Teresko		New York, New York
Michael A. Smart	Vice President and	Accounting Agent and Custodian
	Assistant Secretary	The Bank of New York Mellon
* Trustee is an “interested		New York, New York
person” of the Fund as defined
in the Investment Company Act
of 1940, as amended.

Portfolio Managers

The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent),Paul Latronica (Managing Director of Advent), Hart Woodson (Managing Director of Advent) and Douglas Teresko (Managing Director of Advent).

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent/Claymore Enhanced Growth & Income Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
  Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; (866)488-3559.

This report is sent to shareholders of Advent/Claymore Enhanced Growth and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/lcm or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or guggenheiminvestments.com/lcm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 35

ABOUT THE FUND MANAGER

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1 Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2 Analyze the quality of issues to help manage downside risk;

3 Analyze fundamentals to identify catalysts for favorable performance; and

4 Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas, 45th Floor	227 West Monroe Street
New York, New York 10020	Chicago, IL 60606
Member FINRA/SIPC
(06/14)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-LCM-SAR-0414

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable for a semi-annual reporting period.

(b)  There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form      N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a – 3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)  Not applicable.

(b)       Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent/Claymore Enhanced Growth & Income Fund

By:       /s/ Tracy V. Maitland

Name:  Tracy V. Maitland

Title:     President and Chief Executive Officer

Date:     July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:        /s/ Tracy V. Maitland

Name:  Tracy V. Maitland

Title:    President and Chief Executive Officer

Date:     July 7, 2014

By:       /s/ Robert White

Name:  Robert White

Title:    Treasurer and Chief Financial Officer

Date:    July 7, 2014